UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 20, 2012

Universal Technical Institute, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31923	86-0226984
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16220 North Scottsdale Road, Suite 100, Scottsdale, Arizona		85254
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	623-445-9500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2012, Universal Technical Institute, Inc. ("UTI" or the "Company") announced that, effective immediately: (1) Thomas E. Riggs, the current Senior Vice President of Operations of the Company, has been appointed as Senior Vice President of Marketing of the Company, and (2) Sherrell E. Smith, age 49, has been appointed as Senior Vice President of Operations of the Company, succeeding Mr. Riggs.

Mr. Riggs succeeds Richard P. Crain, the current Senior Vice President of Marketing and Strategy. Mr. Crain will be leaving the Company, effective immediately.
In connection with his appointment as Senior Vice President of Operations of the Company, on August 2, 2012, the Company and Mr. Smith executed an employment offer letter (the "Offer Letter") which provides, among other things, that Mr. Smith:

(i) will receive a base salary of $320,000 per year and fringe benefits, including health care, disability and life insurance benefits, and other perquisites, at the same level as the Company’s other senior executive officers;

(ii) will be eligible to receive an initial mid-year grant of restricted stock with an annual performance cash value of approximately $16,667 subject to approval by the Board of Directors and a target bonus of 50% of his base salary earned during the fiscal year on a pro rata basis, at the discretion of management and subject to approval by the Company’s Board of Directors, individual and Company performance and other criteria defined in the 2012 Management Bonus Plan; and

(iii) will be eligible to participate in UTI’s Deferred Compensation Plan and 401(k) plan.

In addition, in connection with Mr. Smith’s employment, the Company and Mr. Smith executed an addendum letter (the "Addendum Letter") on August 7, 2012 which provides for pay and benefits Mr. Smith would receive if Mr. Smith is terminated from the Company without "cause" (as such term is defined in the Addendum Letter). In the event of such termination, Mr. Smith would receive a sum representing an amount equal to fifty-two weeks of Mr. Smith’s base salary at the time of termination; all stock options and restricted stock held by Mr. Smith would expire according to the applicable grant or plan; Mr. Smith’s existing equity in the Company that has already vested would remain vested; all medical, dental and vision benefits would continue for a short time after termination and COBRA benefits would be available for election, at the Company’s expense, for twelve months; and Mr. Smith would be entitled to outplacement services for twelve months.

The foregoing description of the Offer Letter and the Addendum Letter do not purport to be complete and are qualified in their entirety by reference to the Offer Letter and the Addendum Letter which are filed with this Form 8-K as Exhibits 10.1 and 10.2, respectively, and incorporated into this Item 5.02 by reference.

Mr. Smith’s wife, Lori Smith, works for UTI as Vice President of Business Intelligence and has been employed by the Company for 19 years. Ms. Smith's compensation in fiscal 2011, including the value of equity-based compensation awarded to her, totaled approximately $303,000. She is eligible to receive benefits that are provided to all of UTI’s employees generally, including equity incentive awards under UTI’s 2003 Incentive Compensation Plan. In fiscal 2011, Ms. Smith received a grant of 4,738 shares of restricted stock under UTI’s 2003 Incentive Compensation Plan.

A copy of the press release dated August 20, 2012 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
The exhibits to this Current Report are listed in the Exhibit Index set forth elsewhere herein.

Forward Looking Statements

All statements contained in this Form 8-K and the related press release, other than statements of historical fact, are “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933, as amended. Such statements are based upon management’s current expectations and are subject to a number of uncertainties that could cause actual performance and results to differ materially from the results discussed in the forward-looking statements. Factors that could affect the Company’s actual results include, among other things, changes to federal and state educational funding, changes to regulations or agency interpretation of such regulations affecting the for-profit education industry, possible failure or inability to obtain regulatory consents and certifications for new or expanding campuses, potential increased competition, changes in demand for the programs offered by UTI, increased investment in management and capital resources, the effectiveness of the recruiting, advertising and promotional efforts, changes to interest rates and unemployment, general economic conditions of the Company and other risks that are described from time to time in the Company’s public filings. Further information on these and other potential factors that could affect the financial results or condition may be found in the Company’s filings with the Securities and Exchange Commission. The forward-looking statements speak only as of the date of this 8-K and press release. Except as required by law, the Company expressly disclaims any obligation to publicly update any forward-looking statements whether as a result of new information, future events, changes in expectations, any changes in events, conditions or circumstances, or otherwise.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Technical Institute, Inc.

August 21, 2012	By:	Chad A. Freed

Name: Chad A. Freed
Title: General Counsel, Senior Vice President of Business Development

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Exhibit Index

Exhibit No.	Description

10.1	Offer Letter, dated as of August 2, 2012, between Universal Technical Institute, Inc. and Sherrell E. Smith.
10.2	Addendum Letter, dated as of August 7, 2012, between Universal Technical Institute, Inc. and Sherrell E. Smith
99.1	Press Release of Universal Technical Institute, Inc., dated as of August 20, 2012.